                                                                   EXHIBIT 10(b)

                                 LEASE AGREEMENT
                               1145 CHESAPEAKE AVE
                              COLUMBUS, OHIO 43212


This lease made this 7th day of February, 1997 between the Landlord and the Tenant hereinafter named.

               Article 1. Definition and Certain Basic Provisions:

1.1      a)       "Landlord":          Cavin Carmell DBA University Area Rentals

         b)       Landlord's Address:  1439 North High Street
                                       Columbus, Ohio  43201

         c)       "Tenants":           Superconductive Components

         d)       Tenant's Address:    1145 Chesapeake Avenue Suite D
                                       Columbus, Ohio 43212

         e) Demised Premises: In the township of Clinton, County of Franklin Ohio, a unit of a building with approximately 17,845 gross feet in area and described in exhibit A and high lighted in yellow ink located in a building known as 1145 Chesapeake Ave Columbus, Ohio 43212, hereinafter referred to as the building. Plus a unit of a building with approximately 4,200 gross sq. ft in area described in exhibit A and high lighted in blue ink.

         f) Lease Term: 24 month commencing on the 1st day of February, 1997 ("The commencement date") as hereinafter defined, and on the 31st of January, 1999.

         g)       Base Rental:      Year 1 - $3.15 per sq. ft.   ($5786.50)
                                    Year 2 - $3.15 per sq. ft.   ($5786.50)

         h)       Permitted Use:  Office / Machineshop

         i)       Prepaid Rent:  None

         j)       Security Deposit:  None

         k)       Reserved Parking:  North side of building

         l) Utilities: Tenants to pay all Utilities to include, but not limited to: gas, electric, water, and all metered, sub-metered or fixed municipal charges.

                                 LEASE AGREEMENT
                               1145 CHESAPEAKE AVE
                              COLUMBUS, OHIO 43212

               Article 1. Definition and Certain Basic Provisions:

1.1      a)       "Landlord":          Cavin Carmell DBA University Area Rentals

         b)       Landlord's Address:  1439 North High Street
                                       Columbus, Ohio  43201

         c)       "Tenants":           Superconductive Components

         d)       Tenant's Address:    1145 Chesapeake Avenue Suite D
                                       Columbus, Ohio 43212

         e) Demised Premises: In the township of Clinton, County of Franklin Ohio, a unit of a building with approximately 17,845 gross feet in area and described in exhibit A, located in a building known as 1145 Chesapeake Ave Columbus, Ohio 43212, hereinafter referred to as the building

         f) Lease Term: 48 month commencing on the 1st day of January, 1997 ("The commencement date") as hereinafter defined, and on the 31st day of December, 2000.

         g)       Base Rental:      Year 1 - $3.15 per sq. ft.($4684.00)
                                    Year 2 - $3.15 per sq. ft.($4684.00)

         h)       Permitted use:  Manufacturing, and Office use

         i) Parking reserved space: North and South side of building


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

         1.2 Each of the foregoing definitions and basic provisions shall be construed in conjunction with and limited by references thereto in the other provisions of this lease.

                                   ARTICLE II
                                 GRANTING CLAUSE

         2.1 In consideration of the obligation of Tenant to pay rent herein provided and in consideration of the other terms, covenants and Tenant hereby takes from Landlord, the Demised Premises as described in Section 1.1(e) TO HAVE AND TO HOLD the Demised Premises for the Lease Term specified in Section 1.1(f), all upon the terms and conditions set forth in this Lease.

                                   ARTICLE III
                                      RENT

         3.1 The annual rental above provided for shall be paid in equal monthly installments of one-twelfth (1/12th) of said annual rent. Said monthly installments of rent shall be paid in advance on the first day of each month during the entire term of this Lease.

                                   ARTICLE IV
                                    UTILITIES

         4.1 Landlord shall not be liable for any interruption whatsoever in utility service not furnished by him, nor for interruptions in utility furnished by him which are due to fire, accident, strike, acts of God, or other causes beyond the control of Landlord or in order to make alterations, repairs, or improvements to the Building and appurtenances.

                                    ARTICLE V
                                   MAINTENANCE

         5.1 Tenant shall repair and maintain, at its expense, the following items:

                  (a) Any special treatment of interior walls, wall coverings, partitions, floors and ceilings;

                  (b) Fixtures or other improvements installed by or at the request of Tenant;

                  (c) Damages caused by misuse or neglect of Tenant, its agents, invites or employees;

                  (d) All glass, except plate glass windows and doors not damaged by misuse or neglect by Tenant, its agents, invites or employees;

                  (e) Exposed electrical systems in tenant area and exposed plumbing related to tenants office area. Exposed electrical and plumbing in common area to be shared with tenant to the east.

         Tenant shall keep the Demised Premises in good order and report any damage or repair to Landlord. In the event Tenant fails to make such repairs and perform such maintenance, Landlord may make such repairs and perform such maintenance. The expense so incurred by Landlord in making repairs or performing maintenance, together with interest thereon at the rate of ten (10%) percent per annum from date of payment thereof by Landlord shall become due and payable at the next rent date after such payment is made and Landlord gives notice to Tenant that it has performed the repairs or maintenance and the cost thereof.

         5.2 Tenant shall cooperate with Landlord in keeping the Building and sidewalks, service ways, landscaped areas and loading areas adjacent to the Demised Premises neat, clean and free from dirt or rubbish at all times.


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                                   ARTICLE VII
                                   ALTERATIONS

         6.1 Tenant shall make no alterations, changes, additions or improvements to the Demised Premises without prior written consent of Landlord or Agents.

         6.2 Any and all alterations, changes, additions, or improvements made to or upon the Demised Premises by Tenant shall be and become a part of the real estate and the property of Landlord, except machinery or equipment, appurtenances and trade fixtures placed therein or thereon by Tenant, which are easily moveable or of a temporary nature, and upon the expiration of this Lease, under any of its terms, Tenant shall not be entitled to any repayment or compensation therefor.

         6.3 Tenant may place or install trade fixtures or equipment as it deems desirable for the conduct of its business, and Tenant shall have the right to remove from the Demised Premises, at any time, all personal property, the Demised Premises, whether nailed, bolted, or otherwise temporarily fastened to said premises. Any damage caused to the Demised Premises by the placement or removal of such property shall be repaired by Landlord at Tenant's expense.

                                   ARTICLE VII
                                    INSURANCE

         7.1 Tenant further agrees and covenants to keep in force, at its own expense, during the full term of this Lease, public liability insurance, as follows:

                  (a) Bodily injury in limits of not less than $100,000 for any one person, any $300,000 for one occurrence;

                  (b) Property damage in limits of not less than $100,000 for any one occurrence and not less than $100,000 in the aggregate;

covering the Tenant and Landlord against all claims, actions, damages, liabilities and expenses in connection with personal injuries or damage to property arising from or out of the occupancy or use of Landlord's property.

         7.2 All policies of insurance required to be carried by Tenant hereunder shall be placed with solvent, incorporated insurance companies, approved by Landlord, each company being then licensed to do business in the State of Ohio. Tenant hereby agrees to furnish Landlord with proof of such insurance upon a request by Landlord and further agrees and covenants to furnish Landlord with receipted bills or other evidence showing the payment of premiums on all policies covering the Demised Premises at any time. All policies to be procured by Tenant shall be so written that the Landlord will be notified of cancellation or any restrictive amendment of the policy at least ten (10) days prior to the effective date of such cancellation or amendment. Notice shall be certified by mail, return receipt requested, addressed to Landlord at the address contained in ARTICLE 1, Section 1.1 of this Lease. If tenant shall neglect to procure and keep in force any policies of insurance as herein required, Landlord may, without notice to Tenant, renew or procure insurance, and the premiums paid thereof, together with interest thereon at the rate of twelve (12%) percent per annum from the date of payment thereof by Landlord, shall be and become due and payable to Landlord as so much additional rent at the next rent due date after such payment is made and Landlord gives notice to Tenant that it has renewed or procured such insurance and the amount of premiums paid therefor appurtenances, equipment, Tenant's improvement and stock located in the Building arising out of fire or theft perils which come within the purview of the insurance provided above covering the property listed above.

                                   ARTICLE IX
                             TENANT INDEMNIFICATION

         8.1 Tenant agrees that it will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liabilities, attorneys fees, cost and for all other expense in connection with personal injuries or damage to property arising from or out of the occupancy or use by Tenant of the Demised Premises, or any part of the Landlord's property, or occasioned in whole or in part by any act or omission of Tenant, its agent, contractors or employees, and not solely caused by any negligence of Landlord, its agents or employees. Tenants shall keep in force, at its own expense, so long as this Lease remains in effect, the public liability insurance provided or in Article VIII hereof.

                                    ARTICLE X
                            LANDLORD NOT RESPONSIBLE

         9.1 Tenant waives all claims it may at any time have against Landlord, its agents or employees, for damage to persons or property resulting from the Demised Premises or any other part of the Building becoming out of repair or resulting from any accident within the Demised Premises or within the Building or resulting directly or indirectly from any act of Tenant or any other occupant of the Building or any other person while in the Building, except if caused by the negligence of the Landlord, its agents, or employees.

                                   ARTICLE XI
                            DAMAGE AND/OR DESTRUCTION

         10.1 If, during the term of this Lease, the Building or Demised Premises are destroyed by fire or other cause, or partially destroyed or damaged so that the Landlord shall decide not to restore or rebuild same, whether or not the Demised Premises are damaged, the Landlord may, within ninety (90) days after such fire or other cause, give notice in writing to the Tenant of such decision, whereupon this Lease shall expire forthwith and the Tenant shall within Thirty (30) days surrender the Demised Premises and all interest therein to the Landlord and shall pay rent only up to the time of such surrender. However, if the Landlord shall decide to restore or rebuild the Building and/or Demised Premises, this Lease shall remain in full force and effect and the Landlord agrees that the rent shall be diminished in proportion to the time and the part of the Demised Premises of which the Tenant has been deprived. In no case shall the Landlord be liable to the Tenant for any loss or damage occasioned by such fire or other cause.

                                  ARTICLE XIII
                                      LIENS

         11.1 Tenant covenants that it will not voluntarily place any lien on the Demised Premises, or any part thereof, without the written consent of the Landlord, and Tenant further agrees and covenants that it shall pay all costs, expenses and liabilities arising out of or in or modifications and shall keep the Demised Premises free and clear from any and all liens of mechanics or materialmen, and all liens of a similar character arising out of or growing out of the construction, repair alteration or maintenance of the Building by Tenant or upon Tenant's behalf. In the event Tenant fails to keep the Demised Premises free and clear from such liens, Landlord shall, at its option, have the right, at all times during the terms of this Lease, to pay such costs, expenses, liabilities or charges on the Demised Premises and to pay, cancel and clear off all liens of any kind of nature, and claims on or against the Demised Premises, and to redeem the Demised Premises from same or any of them, from time to time, and the amount so paid, including reasonable expenses, shall be so much additional rent due from Tenant at the next rent date after such payment, with interest at the rate of twenty-four (24%) percent per annum from the date of payment until repayment thereof to Landlord by Tenant.

                                  ARTICLE XIII
                                 QUIET ENJOYMENT

         12.1 Landlord covenants, warrants, and represents that it has the full right and power to execute and perform this Lease and to grant the estate demised herein and that Tenant, on payment of the rent herein reserved and performing the covenants and agreements herein contained, shall peaceably and quietly have, hold, and enjoy the Demised Premises during the full term of this Lease and any extension or renewal hereof; provided, however, that Tenant accepts this Lease subject and subordinate to any recorded mortgage, deed of trust, or other lien presently existing upon the Demised Premises, and Tenant agrees upon demand to execute such further instruments subordinating this Lease and Landlord may request, provided such further subordination shall be upon the express condition that this Lease shall be recognized by the Mortgage and that the rights of Tenant shall remain in full force and effect during the term of the Lease so long as Tenant shall continue to perform all of the covenants and conditions of this Lease.


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

                                   ARTICLE XIV
                                 EMINENT DOMAIN

         13.1 If all the Demised Premises shall be taken for any public or quasi public use, under any statute, by right of eminent domain, or if any part of the Demised Premises is so taken and the part not so taken is insufficient for the reasonable operation of Tenant's business then, in either such event, this Lease and the term hereby granted shall cease and expire on the date when possession shall be taken thereunder of the Demised Premises or part thereof, and all rents, taxes and other charges shall be pro rated and paid to such date.

         13.2 In the event that only a part of the Demised Premises is so taken and the part not so taken shall be sufficient for the reasonable operation of Tenant's business, this Lease shall remain unaffected, except that Tenant shall be entitled to a pro rata reduction in the rent paid hereunder, based on the proportion which the rental value of the space so taken bears to the rental value of the space originally demised.

         13.3 In the case of any such taking, whether of all or any part of the Demised Premises, and regardless of whether this Lease survives, the Tenant shall only be entitled to receive the portion of the award equivalent in amount to the cost of any alterations, changes, additions, or improvements which were installed by Tenant at its cost and which are so taken, less depreciation thereof. In determining the rate of depreciation, such alterations, changes, additions or improvements shall be deemed to have a useful life commencing with the date of their installation and terminating on the date specified herein for the expiration of the term of the Lease. In no event, however, shall any alterations, additions, changes or improvements be deemed to have a useful life in excess of twenty (20) years. Tenant shall not be entitled to any payment based, interaiia, upon the value of the unexpired term of this tease, consequential damages to the leasehold interest not so taken or otherwise. The balance of the award shall be solely to Landlord and Tenant hereby assigns such balance of the award to Landlord.

                                   ARTICLE XV
                           LANDLORD'S RIGHT TO ACCESS

         14.1 Landlord's agents, employees, or representatives shall have the right to enter upon the Demised Premises any time for the purpose of inspecting the same, or of making repairs to the Demised Premises, or adjacent premises if necessary, or of showing the Demised Premises to prospective purchasers, lessees or lenders.

                                   ARTICLE XVI
                                  PERMITTED USE

         15.1 Tenant agrees that the Demised Premises shall only be used for the permitted use defined in ARTICLE I, Section 1.1, and Tenant agrees that the Demised Premises, or any part thereof, shall not at any time during the term of the Lease, be used for any purpose or business which is considered dangerous or unsafe, or which contributes a nuisance, or is noxious or offensive by reason the emission of dust, gas, smoke, fumes, or noise.

         15.2 Tenant agrees that the Demised Premises, or any part thereof, shall not be used or occupied, or that it will not use or suffer or permit the Demised Premises, or any part thereof, to be occupied for any vicious or immoral purpose, nor for any purpose in violation of the laws of the State of Ohio, or of the United States, or of municipal ordinances, or of the police, health, sanitary, building and fire rules, regulations and instructions relating to or affecting the use or occupancy or possession of the Demised Premises now or hereafter in force and applicable thereto.

                                  ARTICLE XVLL
                         DEFAULT BY TENANT AND REMEDIES

         16.1 The following events shall be deemed to be events of default by Tenant under this Lease:

                  (a) Tenant shall fail to pay any installment of rent hereby reserved and such failure shall continue for a period of five (5) days.

                  (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent and shall not cure such failure within thirty
                           (30) days or such reasonable time as required to cure such failure after written notice thereof to Tenant.

                  (d) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

                  (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

                  (f) Tenant shall desert or vacate any substantial portion of the Demised Premises.

         16.2 Upon the occurrence of any such event of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice of demand whatsoever:

                  (a) Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor, and Tenant agrees to pay to Landlord, on demand, the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms, or, otherwise.

                  (b) Entered upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without damage therefor, and if Landlord so elects, relet the Demised Premises on such terms as Landlord may deem advisable and receive the rent therefor; and Tenant agrees to pay Landlord, on demand, any deficiency that may arise by reason of such reletting.

                  (c) Enter upon the Demised Premises by force, if necessary, without being liable for prosecution or any claims for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any such damages resulting to the Tenant from such action.

         16.3 Pursuit of any of the foregoing remedies shall not prelude pursuit of any other such remedies herein provide by law, nor shall pursuit of any other such remedy constitute a forfeiture or waiver of any rent due to Landlord by reason of violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Landlord may Suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting by Landlord as above provided, allowance shall be made for the expense of repossession and any repairs or remodeling undertaken by Landlord following repossession.

         16.4 If on, account of any breach or default by Tenant in its obligations hereunder, Landlord shall employ an attorney to enforce or defend any of Landlord's right or attorney's fees and costs incurred by Landlord in such connection.

         16.5 Landlord hereby acknowledges receipt from Tenant of the sum stated in Section 1.1 (i) above, to be applied to the first accruing installments of rent.


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

         16.6 Landlord further acknowledges receipt from Tenant of the sum stated in Section 1.1(j) above, to be held by Landlord, without covenants and obligations under this Lease, it being expressly understood that such deposit is not an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent and other damage, injury, expense or liability caused to Landlord by such event or default, and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this Lease.

                                  ARTICLE XVIII
                                 LANDLORD'S LIEN

         17.1 Landlord shall, in the event of default, as provided for in
Section 17, have the right to place a lien for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, and all personal property situated on the Demised Premises, and such property shall not be removed there from without the consent of Landlord until all arrearages in rent and other sum of money then due to Landlord hereunder shall first have been paid. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, and all personal property situated on the Demised Premises without liability for trespass or conversions, and sell the same with or without having such property at the sale, at which Landlord or its assigns may purchase, and apply to proceeds thereof, less any and all expenses connected with the taking of possession and sale of the property, as a credit against any sums due by Tenant to Landlord. Any surplus shall be paid by Tenant, and Tenant agrees to pay any deficiency forthwith. Alternatively, the lien hereby granted may be foreclosed in the manner provided by law. The statutory lien herein granted being an addition and supplementary thereto.
                                   ARTICLE XIX
                                     PERMITS

         18.1. Tenant shall, at Tenant's own cost and expense, procure each and every permit, license, certificate or other authorization required in connection with the lawful and proper use of the Demised Premises or required in connection with any building or improvements now or hereafter erected on the Demised Premises.

                                   ARTICLE XX
                           ASSIGNMENTS AND SUBLETTING

         19.1 Tenant shall not assign this Lease or sublet the whole or any part of the Demised Premises, without the prior written consent of the terms and provisions of this Lease. Notwithstanding any such assignment or subletting, Tenant shall, at all times, remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If an "event of default" as heretofore defined should occur while the Demised Premises or any part thereof are the assigned or sublet, Landlord, in addition to any other remedies herein, provided by law, may at its option, collect directly from such assignment or sublease and apply such rent against any sums due to it by Tenant hereunder.

         19.2 Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder, and in the Building and property referred to herein. Such transfers or assignments may be made either to a corporation, trust company, individual, or group of individuals, and howsoever made are to be in all things respected and recognized by Tenant.

                                   ARTICLE XXI
                                  HOLDING OVER

         20.1 In the event that Tenant remains in possession of the Demised Premises after the expiration of this Lease and without the execution of a new Lease, it shall be deemed to be occupying the Demised Premises as a tenant from month-to-month at a rental equal to the rental herein provided, (one hundred (100%) percent) of such amounts and otherwise subject to all the conditions, provisions and obligations of this Lease.

                                  ARTICLE XXII
                                   TERMINATION

         21.1 By the last day of the term hereof or on the earlier termination thereof, Tenant shall peaceably and quietly leave, surrender and deliver up to Landlord the Demised Premises, broom clean, together with any and all alterations, changes, additions and improvements which may have been made upon the Demised Premises, in thorough repair and good order and safe condition. Tenant, on or before said date, shall remove all of the Tenant's personal property for the Demised Premises and all property not so removed shall be deemed to have been abandoned any may be appropriated, sold, or destroyed or otherwise disposed of by Landlord without obligation to account therefor. Tenant shall reimburse Landlord for any cost incurred by Landlord to remedy any default of Tenant's responsibilities of this section 23.1.

         21.2. If the Demised Premises be not surrendered, Tenant, in addition to the rental provided for by Article XXII hereof, shall indemnify Landlord from and against all claims made by a succeeding tenant.

                                  ARTICLE XXIII
                                     NOTICE

         22.1 All notices, demands, and communications hereunder shall be served or given by registered mail, and if intended for Landlord, shall be addressed to Landlord as provided in Article 1, Section 1.1, if intended for Tenant, shall be addressed to Tenant, in writing. Any notices given hereunder by mail shall be deemed to be delivered when deposited in a United States or general or branch post office, enclosed in a registered, prepaid wrapper, addressed as above provided.

                                  ARTICLE XXIV
                                  LATE PAYMENT

         23.1 Any rent or any portion thereof remaining unpaid for five (5) days after it is due and without demand, Tenant agrees to pay Landlord (ten (10%) percent) of the monthly rental rate to defray the expense incurred by Landlord as a result of late rental payment and also as penalty for late payment. After ten (10) days an additional five dollars ($5.00) per day and shall extend for the term of the Lease. This provision shall not be construed as a waiver of any of Landlord's rights relating to Tenant's default.

                                   ARTICLE XXV
                                PLACE OF PAYMENT

         24.1 All payments of rent or other sums to be paid Landlord hereunder shall be sent to: University Area Rentals, 1439 North High Street, Columbus, Ohio 43201.

                                  ARTICLE XXVI

         25.1 This Lease contains the entire agreement between the parties and shall not be modified or amended in any manner, except by an instrument in writing executed by the parties or their respective successors in interest.

         25.2 This Lease shall be governed by and construed in accordance with the laws of, or applicable to, the State of Ohio.

         25.3 The article titles are inserted only as a matter of convenience and for the reference and in no way define, limit or describe the scope of intent of this Lease, nor in any way affect this Lease.

         25.4 This Lease may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original.

         25.5 If any clause or provision of this Lease is illegal, invalid or unenforceable under a present or future law effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid and enforceable.


                                  ARTICLE XXVII
                                ADDITIONAL TERMS

         IN WITNESS WHEREOF, The parties have executed this lease as of the day and year here in below written. The later of the dates appearing below shall be the effective date of this lease.

Signed and acknowledged                 Signed and acknowledged
in the presence of:                            Landlord:




-------------------------------                ---------------------------------
                                               Cavin C. Carmell DBA
                                               University Area Rentals


Signed and acknowledged                        Signed and acknowledged
in the presence of:                            Tenants:



-------------------------------                ---------------------------------
                                               Ed Funk, President



-------------------------------
Date